SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 18, 2004
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-50066                 48-1175170
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)




610 Alamo Pintado Road, Solvang, California                   93463
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(Address of principal executive offices)                    (Zip Code)




                                 (805) 688-6644
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure

Item 7. Financial Statement Pro Forma Financial Information and Exhibits

SIGNATURE
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On August 18, 2004, Harrington West Financial Group, Inc. announced by press release that it had reached agreement to issue $10 million of Trust Preferred Securities to fund the further growth if its banking franchises. These securities will be issued by a special purpose trust subsidiary of Harrington West and will be purchased in a private transaction. This transaction is expected to close on or before September 15, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 99.1      Press Release dated August 18, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       HARRINGTON WEST FINANCIAL GROUP, INC.


                       By: /s/ Craig J. Cerny
                      ------------------------------------------------------
                           Craig J. Cerny
                           Chairman of the Board and Chief Executive Officer


Date:    August 18, 2004.